September 26, 2007
Via EDGAR
Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, DC 20549
Attention: Karen J. Garnett

Re:	SoundBite Communications, Inc.
Registration Statement on Form S-1 (Reg No. 333-142144)
Ladies and Gentlemen:
     Our client SoundBite Communications, Inc. (the “Company”) is submitting for filing contemporaneously herewith Amendment No. 4 (“Amendment No. 4”) to the Registration Statement on Form S-1 (Reg. No. 333-142144) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 16, 2007 and previously amended by Amendment No. 1 thereto filed with the SEC on June 8, 2007, Amendment No. 2 thereto filed with the SEC on July 13, 2007 and Amendment No. 3 thereto filed with the SEC on August 17, 2007. We have set forth below the responses of the Company to the comments of the staff of the SEC (the “Staff”) set forth in the letter dated September 7, 2007, from Karen J. Garnett, Assistant Director of the SEC, to Peter Shields, President of the Company.
     For convenient reference, we have set forth below in italics each of the Staff’s comments set forth in the letter dated September 7, 2007 and have keyed the Company’s responses to the headings and numbering of those comments. The responses are based on information provided to us by representatives of the Company.
Results of Operation
Comparison of Six Months Ended June 30, 2006 and 2007, page 42
1.	Refer to the last paragraph on page 42. Please revise to clarify whether telephony expense and hosting costs are fixed or variable expenses so that investors can better understand how the increases in cost may affect future periods.

The Company has revised the disclosure contained in Amendment No. 4 in response to the Staff’s comment. Please see “Management’s Discussion and Analysis of Financial Condition and Results

Securities and Exchange Commission
September 26, 2007

of Operations—Results of Operations—Comparison of Six Months Ended June 30, 2006 and 2007—Cost of Revenues and Gross Profit” on page 42 of Amendment No. 4.
Executive Compensation, page 73
Cash Bonuses, page 74
2.	We note your response to prior comment 6; however, your revised disclosure does not appear to describe fully the strategic objectives considered in determining 2006 bonus amounts. Please revise to disclose the specific objectives for each of the named executive officers with respect to development of new products and services and related improvement of research and development efforts. Your response letter indicates that these objectives were considered and communicated from time to time, so your disclosure should include a description of those objectives as they were specifically communicated and applied in determining bonus amounts.

The existing disclosure identifies all objectives described in the 2006 Executive Compensation Plan. The referenced language was intended to confirm that executives were aware of the objectives, not to suggest the existence of other, unidentified goals. The Company has revised the disclosure contained in Amendment No. 4 in response to the Staff’s comment. Please see “Management—Executive Compensation—Compensation Discussion and Analysis—Components of Our Executive Compensation Program” on page 74 of Amendment No. 4.
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     Please do not hesitate to telephone the undersigned at 617-526-6038 if you have any questions regarding this response letter, Amendment No. 4 or any related matters.
Very truly yours,
/s/ Mark L. Johnson
Mark L. Johnson

cc:	Yolanda Crittenden
Duc Dang
Cicely Lamothe
Peter R. Shields
Robert C. Leahy
Christopher A. Hemme
Stephen W. Ingram
Mark J. Macenka
Kenneth J. Gordon